BARON

FUNDS®

Baron Focused Growth Fund

Supplement dated June 29, 2018

to Summary Prospectus dated April 30, 2018

Effective Tuesday, August 28, 2018, the Summary Prospectus of Baron Focused Growth Fund (the “Fund”) is modified as follows:

On page 6 of the Summary Prospectus, the following paragraph under “Management,” which as follows: “Portfolio Manager. Ronald Baron has been the portfolio manager of the Fund since its inception on June 30, 2008. Prior to that, he was the portfolio manager of the predecessor partnership from its inception on May 31, 1996 to June 30, 2008. Mr. Baron founded the Adviser in 1987.” is deleted in its entirety and replaced with the following: “Portfolio Manager. Ronald Baron has been the Lead Portfolio Manager of the Fund since its inception on June 30, 2008. Prior to that, he was the portfolio manager of the predecessor partnership from its inception on May 31, 1996 to June 30, 2008. David Baron has been the co-manager of the Fund since August 28, 2018. Mr. Ronald Baron founded the Adviser in 1987. Mr. David Baron joined the Adviser as a research analyst in July of 2005.”

This information supplements the Summary Prospectus dated April 30, 2018. This Supplement and the Summary Prospectus constitute a current prospectus. To request another copy of the Summary Prospectus or the Prospectus, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.